UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

MSG Spinco, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 of this Current Report on Form 8-K regarding the Children Trusts Registration Rights Agreement, the Dolan Registration Rights Agreement and the Standstill Agreement, in each case as defined below, is incorporated into this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2015, the following persons were elected as directors of The Madison Square Company (formerly MSG Spinco, Inc., and referred to herein as the “Company”) effective immediately following the time of the distribution by MSG Networks Inc. (formerly The Madison Square Garden Company, and referred to herein as “MSG Networks”) to its stockholders of all of the common stock of the Company (the “Distribution”):

Designated as directors elected by the holders of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”):

•	Richard D. Parsons

•	Nelson Peltz

•	Scott M. Sperling

Designated as directors elected by the holders of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”):

•	James L. Dolan

•	Charles F. Dolan

•	Charles P. Dolan

•	Kristin A. Dolan

•	Thomas C. Dolan

•	Wilt Hildenbrand

•	Alan D. Schwartz

•	Brian G. Sweeney

•	Vincent Tese

Information concerning these individuals, including biographical and compensation information, is included in the Information Statement filed as Exhibit 99.1 to Amendment No. 6 of the Company’s registration statement on Form 10 (the “Form 10”) filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2015. Such information is incorporated into this Item 5.02 by reference.

On September 28, 2015, Messrs. Parsons and Schwartz were appointed to serve as members of the Audit Committee of the Company’s Board of Directors (the “Board”). Mr. Tese is also a member of the Audit Committee. The Board has determined that each member of the Audit Committee (i) is “independent” within the meaning of the rules of both the New York Stock Exchange (“NYSE”) and the SEC, (ii) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, (iii) is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements, and (iv) is an “audit committee financial expert” within the meaning of the rules of the SEC.

Messrs. Schwartz and Sperling were appointed to serve as members of the Compensation Committee of the Board. Mr. Tese is also a member of the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee is “independent” for purposes of serving on the Compensation Committee within the meaning of the rules of NYSE.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2015, the Company filed with the Secretary of State of the State of Delaware its amended and restated certificate of incorporation which, among other things, (i) effected the name change of the Company from MSG Spinco, Inc. to The Madison Square Garden Company, (ii) effected a reclassification of the Company’s common stock so that its outstanding common stock was reclassified into an aggregate of 20,397,558 shares of Class A Common Stock and 4,529,518.33 shares of Class B Common Stock, and (iii) authorized 165,000,000 shares for issuance, 120,000,000 shares of which are designated as Class A Common Stock, 30,000,000 of which are designated as Class B Common Stock and 15,000,000 of which are designated as preferred stock, par value $0.01 per share. The amended and restated certificate of incorporation, which became effective immediately prior to the Distribution, is substantially in the form included as Exhibit 3.2 to the Form 10, except for the inclusion of the information set forth in clauses (ii) and (iii) above.

The above description is qualified in its entirety by reference to the amended and restated certificate of incorporation, which is attached as Exhibit 3.1 hereto and incorporated into this Item 5.03 by reference.

Also on September 30, 2015, the Company’s amended by-laws became effective immediately prior to the Distribution. The amended by-laws are in the form included as Exhibit 3.4 to the Form 10, are attached as Exhibit 3.2 hereto and are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On September 30, 2015, MSG Networks effected the Distribution of all of the Company’s outstanding common stock. In the Distribution, each holder of MSG Networks Class A common stock, par value $0.01 per share, of record as of the close of business, New York City time, on September 21, 2015 (the “record date”), received one share of the Company’s Class A Common Stock for every three shares of MSG Networks’ Class A common stock held on the record date. Each record holder of MSG Networks Class B common stock, par value $0.01 per share, received one share of the Company’s Class B Common Stock for every three shares of MSG Networks’ Class B common stock held on the record date. In the Distribution, an aggregate of 20,397,558 shares of the Company’s Class A Common Stock and 4,529,518.33 shares of the Company’s Class B Common Stock were issued, but any fractional shares were converted to cash and paid to stockholders.

In connection with the Distribution, the Company entered into a Registration Rights Agreement, dated September 15, 2015, with The Charles F. Dolan Children Trusts (the “Children Trusts Registration Rights Agreement”), a Registration Rights Agreement, dated September 15, 2015, with The Dolan Family Affiliates (the “Dolan Registration Rights Agreement”), and a Standstill Agreement, dated September 15, 2015, with The Dolan Family Group (the “Standstill Agreement”) as further described in the Form 10. The operative provisions of each of such agreements became effective upon the consummation of the Distribution. The Children Trusts Registration Rights Agreement, the Dolan Registration Rights Agreement and the Standstill Agreement are substantially in the forms included as Exhibit 3.5, Exhibit 3.6 and Exhibit 10.7 to the Form 10, respectively, are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 10.1, respectively, and are incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of The Madison Square Garden Company.

3.2	Amended By-Laws of The Madison Square Garden Company.

4.1	Registration Rights Agreement, dated September 15, 2015, by and among The Madison Square Garden Company and The Charles F. Dolan Children Trusts.

4.2	Registration Rights Agreement, dated September 15, 2015, by and among The Madison Square Garden Company and The Dolan Family Affiliates.

10.1	Standstill Agreement, dated September 15, 2015, between The Madison Square Garden Company and The Dolan Family Group.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY (Registrant)

By:	/s/ Lawrence J. Burian
	Name:	Lawrence J. Burian
	Title:	Executive Vice President, General Counsel and Secretary

Dated: October 1, 2015

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